UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2006

PROVIDENT FINANCIAL HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
Delaware	000-28304	33-0704889
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3756 Central Avenue, Riverside, California	92506
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (951) 686-6060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events

        On May 23, 2006, Provident Financial Holdings, Inc. ("Corporation"), the holding company for Provident Savings Bank, F.S.B., announced that its Board of Directors authorized the repurchase of up to five percent of its common stock (approximately 350,558 shares). The new program is the result of the early completion of the June 2005 stock repurchase program. A total of 347,840 shares were purchased under the June 2005 stock repurchase program, at an average cost of $28.43 per share.

        Shares will be purchased from time to time in the open market or privately negotiated transactions over a one-year period depending on market conditions and the capital requirements of the Corporation.

Item 9.01 Financial Statements and Exhibits

            (c)          Exhibits

            99.1        News Release of Provident Financial Holdings, Inc. dated May 23, 2006 regarding the Stock Repurchase Program.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 24, 2006                                            PROVIDENT FINANCIAL HOLDINGS, INC.

                                                                           /s/ Craig G. Blunden
                                                                           Craig G. Blunden
                                                                           Chairman, President and Chief Executive Officer
                                                                           (Principal Executive Officer)

                                                                         /s/ Donavon P. Ternes
                                                                         Donavon P. Ternes
                                                                         Chief Financial Officer
                                                                        (Principal Financial and Accounting Officer)

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EXHIBIT 99.1

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3756 Central Ave.                                   NEWS RELEASE
Riverside, CA 92506
(951) 686-6060

PROVIDENT FINANCIAL HOLDINGS, INC.
ANNOUNCES 5% STOCK REPURCHASE PROGRAM

        Riverside, Calif. - May 23, 2006 - Provident Financial Holdings, Inc. ("Company"), Nasdaq: PROV, the holding company for Provident Savings Bank, F.S.B., today announced that its Board of Directors authorized the repurchase of up to 5% of its common stock (approximately 350,558 shares). The new program is the result of the early completion of the June 2005 stock repurchase program. A total of 347,840 shares were purchased under the June 2005 stock repurchase program, at an average cost of $28.43 per share.

        Shares will be purchased from time to time in the open market or privately negotiated transactions over a one-year period depending on market conditions and the capital requirements of the Company. This repurchase program represents the 12th buyback program through which the Company has previously purchased approximately 5.27 million shares.

Safe-Harbor Statement

Certain matters in this News Release constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to, among others, expectations of the business environment in which the Company operates, projections of future performance, perceived opportunities in the market, potential future credit experience, and statements regarding the Company's mission and vision. These forward-looking statements are based upon current management expectations, and may, therefore, involve risks and uncertainties. The Company's actual results, performance, or achievements may differ materially from those suggested, expressed, or implied by forward-looking statements due to a wide range of factors including, but not limited to, the general business environment, interest rates, the California real estate market, competitive conditions between banks and non-bank financial services providers, regulatory changes, and other risks detailed in the Company's reports filed with the Securities and Exchange Commission, including the Annual Report on Form 10-K for the fiscal year ended June 30, 2005, as amended. Forward-looking statements are effective only as of the date that they are made and Provident Financial Holdings, Inc. assumes no obligation to update this information.

Contacts:     Craig G. Blunden                                         Donavon P. Ternes
                   Chairman, President & CEO                        Senior Vice President & CFO

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